Exhibit 99.1

1. On February 4, 2004, the AL Trust sold
100,000 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $41.4972.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
4,500		41.25
29,500		41.30
6,500		41.35
2,000		41.37
4,000		41.38
13,000		41.40
250		41.50
250		41.52
250		41.67
200		41.68
300		41.69
3,900		41.70
50		41.72
300		41.73
34,500		41.75
500		41.76



2. On February 4, 2004, the JL Trust sold
100,000 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $41.4972.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
4,500		41.25
29,500		41.30
6,500		41.35
2,000		41.37
4,000		41.38
13,000		41.40
250		41.50
250		41.52
250		41.67
200		41.68
300		41.69
3,900		41.70
50		41.72
300		41.73
34,500		41.75
500		41.76


3. On February 5, 2004, the AL Trust sold
127,550 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $41.2398.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
25,600		41.00
400		41.01
700		41.04
50		41.05
450		41.06
50		41.11
250		41.12
17,600		41.25
5,050		41.26
4,250		41.27
10,600		41.28
700		41.29
34,600		41.30
1,000		41.31
250		41.32
750		41.33
250		41.34
8,950		41.35
2,900		41.36
950		41.37
500		41.38
8,200		41.39
1,450		41.40
200		41.41
1,850		41.42


4. On February 5, 2004, the JL Trust sold
127,550 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $41.2398.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
25,600		41.00
400		41.01
700		41.04
50		41.05
450		41.06
50		41.11
250		41.12
17,600		41.25
5,050		41.26
4,250		41.27
10,600		41.28
700		41.29
34,600		41.30
1,000		41.31
250		41.32
750		41.33
250		41.34
8,950		41.35
2,900		41.36
950		41.37
500		41.38
8,200		41.39
1,450		41.40
200		41.41
1,850		41.42


5.  On February 6, 2004, the AL Trust sold
22,450 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $41.2064.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
300 		41.07
400 		41.08
50 		41.08
250 		41.08
350 		41.09
300 		41.10
400 		41.11
500 		41.11
400 		41.11
600 		41.12
1,050 		41.12
450 		41.12
600 		41.12
1,700 		41.15
100 		41.22
2,050 		41.22
950 		41.22
900 		41.23
1,900 		41.24
5,500 		41.25
50 		41.26
750 		41.27
700 		41.27
400 		41.28
100 		41.29
1,700 		41.30


6.  On February 6, 2004, the JL Trust sold
22,450 shares of Class A Common Stock.
The shares were sold in a number of transactions with an average sale price of $41.2064.
The information regarding shares sold at each price appears in the two columns below:

Shares  	Price
300 		41.07
400 		41.08
50 		41.08
250 		41.08
350 		41.09
300 		41.10
400 		41.11
500 		41.11
400 		41.11
600 		41.12
1,050 		41.12
450 		41.12
600 		41.12
1,700 		41.15
100 		41.22
2,050 		41.22
950 		41.22
900 		41.23
1,900 		41.24
5,500 		41.25
50 		41.26
750 		41.27
700 		41.27
400 		41.28
100 		41.29
1,700 		41.30


After these sales, the amounts of Class A Common Stock beneficially owned by the Trust f/b/o Aerin Lauder and Jane Lauder, u/a/d December 15, 1976, by Estee Lauder and Joseph H. Lauder, as Grantors is 3,000,000, which includes 1,500,000 in the AL Trust and 1,500,000 in the JL Trust.